UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2013

Superior Uniform Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida		33772

Registrant's telephone number including area code: (727) 397-9611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Shareholders of Superior Uniform Group, Inc. (the “Company”) held on May 2, 2013 (the “Annual Meeting”), the Company’s shareholders approved the Superior Uniform Group, Inc. 2013 Incentive Stock and Awards Plan (the “Plan”). The Company’s Board of Directors previously approved the Plan on January 31, 2013, subject to shareholder approval. A summary of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 14, 2013 under the heading “Vote on the Superior Uniform Group, Inc. 2013 Incentive Stock and Awards Plan (Proposal 5)” and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On May 2, 2013, the Company’s Board of Directors approved the following forms of award agreements to be used under the Plan: the Superior Uniform Group, Inc. Incentive Stock Option Agreement With Vesting Provisions filed as Exhibit 10.2 hereto; Superior Uniform Group, Inc. Stock Appreciation Rights Agreement filed as Exhibit 10.3 hereto; Superior Uniform Group, Inc. Non-Qualified Stock Option Grant For Outside Directors filed as Exhibit 10.4 hereto; and the Superior Uniform Group, Inc. Incentive Stock Option Agreement With Vesting Provisions filed as Exhibit 10.5.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2013, the Company held its Annual Meeting, at which the Company’s shareholders:

●	elected five directors to serve until the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected or appointed and qualified;

●	ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2013;

●	approved, on an advisory basis, the compensation of the Company’s named executive officers;

●	approved, on an advisory basis, that the preferred frequency of the advisory vote on the compensation of the Company’s named executive officers should be held once every three years; and

●	approved the Plan.

Of the 6,121,790 shares outstanding and entitled to vote at the Annual Meeting, 6,010,188 shares were present at the meeting, in person or by proxy. The voting results were as follows:

Proposal 1	Election of Directors:

Nominee	For	Against	Abstain	Broker-Non-Votes
Sidney Kirschner	5,071,813	178,815	3,136	756,424
Michael Benstock	5,202,397	31,231	20,136	756,424
Alan D. Schwartz	4,569,412	665,716	18,636	756,424
Robin Hensley	5,205,723	45,241	2,800	756,424
Paul Mellini	5,089,806	161,156	2,802	756,424

Proposal 2	Ratification of Grant Thornton LLP as auditors for 2013:

For	Against	Abstain	Broker-Non-Votes

5,994,901	10,967	4,320	-

Proposal 3	Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker-Non-Votes

5,177,853	63,625	12,286	756,424

Proposal 4

Approval, on an advisory basis, of whether the preferred frequency of an advisory vote on the compensation of the Company’s named executive officers should be every year, every two years, or every three years:

1 Year	2 Years	3 Years	Abstain	Broker-Non-Votes

2,092,779	49,513	3,089,741	21,730	756,425

Proposal 5	Approval of the Superior Uniform Group, Inc. 2013 Incentive Stock and Awards Plan:

For	Against	Abstain	Broker-Non-Votes

3,233,203	2,008,694	11,866	756,425

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Superior Uniform Group, Inc. 2013 Incentive Stock and Awards Plan
10.2	Superior Uniform Group, Inc. Incentive Stock Option Agreement With Vesting Provisions
10.3	Superior Uniform Group, Inc. Stock Appreciation Rights Agreement
10.4	Superior Uniform Group, Inc. Non-Qualified Stock Option Grant For Outside Directors
10.5	Superior Uniform Group, Inc. Incentive Stock Option Agreement With Vesting Provisions

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR UNIFORM GROUP, INC.

Date: May 7, 2013	By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr. Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Superior Uniform Group, Inc. 2013 Incentive Stock and Awards Plan
10.2	Superior Uniform Group, Inc. Incentive Stock Option Agreement With Vesting Provisions
10.3	Superior Uniform Group, Inc. Stock Appreciation Rights Agreement
10.4	Superior Uniform Group, Inc. Non-Qualified Stock Option Grant For Outside Directors
10.5	Superior Uniform Group, Inc. Incentive Stock Option Agreement With Vesting Provisions